SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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      14a-6(e)(2))

[ ]   Definitive Proxy Statement

[X]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Section 240.14a-12

                              ASA (Bermuda) Limited
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                              ASA (BERMUDA) LIMITED
                                11 SUMMER STREET
                                    4TH FLOOR
                                BUFFALO, NY 14209

                                                               April 28, 2005

                             YOUR VOTE IS IMPORTANT
                        PLEASE VOTE YOUR SHARES PROMPTLY

Dear Shareholder:

        As you know, the Special General Meeting of Shareholders of ASA (Bermuda) Limited will be held on June 9, 2005. WE NEED YOUR VOTE FOR THE COMPANY TO SECURE APPROVAL OF THE IMPORTANT PROPOSALS BEING CONSIDERED AT THE MEETING. YOUR PARTICIPATION IS CRITICAL - PLEASE PARTICIPATE BY VOTING YOUR SHARES TODAY. The vote of all stockholders, large and small, is important.

                         WHY ARE CHANGES BEING PROPOSED

        The Company is subject to a number of fundamental investment policies relating to the diversification of its portfolio and the concentration of its investments inside and outside of South Africa. The Board of Directors is proposing certain changes to these policies that it believes will provide the Company with greater investment flexibility to respond to significant structural changes in the gold mining industry.

        Specifically, the Board believes the proposed changes are necessary due to the:

            . substantial decrease in South African gold production and the significant increase in gold production outside of South Africa; and

            . widespread consolidation in the gold mining industry resulting in a decrease in the number of South African issuers in which the Company can invest.

        These structural changes are evidenced by the following facts:

            . South African gold production has declined from approximately 1000 tonnes in 1970, accounting for more than 60% of worldwide production, to approximately 375 tonnes in 2003, or roughly 17% of worldwide production;

            . the number of South African gold mining companies listed on the JSE Securities Exchange South Africa has declined from over 50 in 1994 to approximately a dozen in 2004 due to consolidation, only three of which are of a size that management believes is appropriate for the Company's portfolio; and

            . large gold producers are currently focused on exploration and development in regions with better prospects and lower production costs than South Africa.

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               CURRENT POLICIES PUT THE COMPANY AT A DISADVANTAGE.

        The Company's current policies pertaining to diversification of its portfolio and the concentration of its investments put the Company at a disadvantage compared to other gold and precious minerals funds that are not similarly limited by their investment policies. These policies have not kept up with industry changes and prevent the Company from adapting to these changes. The current policies restrict the Company by:

            . limiting the amount the Company can invest in the securities of a single issuer; and

            . limiting the amount the Company can invest outside of South Africa.

        It is imperative to increase the Company's investment flexibility by eliminating these restrictions so that the Company can pursue the best precious minerals investments on a global scale. Shareholders should be assured that the main focus of the Company is to remain invested in companies involved in the mining of gold.

                 WE NEED YOUR VOTE IN SUPPORT OF THESE CHANGES.

                YOU ARE URGED TO VOTE YOUR SHARES WITHOUT DELAY.

        PLEASE READ THE PROXY STATEMENT CAREFULLY BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THESE AND OTHER PROPOSED POLICY CHANGES.

        The proposals to be acted on at the meeting have been carefully considered by the Board of Directors. The Board believes that these proposals are in the best interests of the Company and its shareholders and unanimously recommends that you vote FOR each proposal. Please vote your shares promptly.

        If you have any questions or need assistance voting your shares, please call D. F. King & Co., Inc., who is assisting us, toll-free at 1-800-901-0068.

        On behalf of your Board of Directors, thank you for your cooperation and continued support.

                                                 Sincerely,

                                                 /s/ Robert J. A. Irwin
                                                 ----------------------
                                                 Robert J. A. Irwin
                                                 CHAIRMAN OF THE BOARD

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                               3 EASY WAYS TO VOTE

        Help your Company avoid the expense of further solicitation by voting today. You may use one of the following simple methods to vote your shares:

        1. VOTE BY TELEPHONE. Call the toll-free number listed for this purpose on your proxy card or voting form. Have your control number listed on the form ready and follow the simple instructions.

        2. VOTE BY INTERNET. Go to the website listed on your proxy card or voting form. Have your control number listed on the form ready and follow the simple instructions.

        3. VOTE BY MAIL. Mark, sign, date and return your proxy card or voting form in the postage-paid return envelope provided.

                                PLEASE ACT TODAY

                             YOUR VOTE IS IMPORTANT

Please help your Company save additional solicitation costs by marking, signing, dating and mailing your proxy or voting instruction form today. Your participation in this initiative is critical. Internet and telephone voting are also available. Please refer to your proxy or voting form for instructions. STREET NAME SHAREHOLDERS: YOUR BROKER OR BANK CANNOT VOTE YOUR SHARES UNLESS IT RECEIVES YOUR INSTRUCTIONS ON THE PROPOSALS. Please return your vote immediately. If you have any questions or need assistance voting your shares, please call D. F. King & Co., Inc., who is assisting us, toll-free at 1-800-901-0068.

                             YOUR VOTE IS IMPORTANT.

                        PLEASE VOTE YOUR SHARES PROMPTLY.

  If you have any questions or need assistance voting your shares, please call
    D. F. King & Co., Inc., who is assisting us, toll-free at 1-800-901-0068.